UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2006

Commission File Number of issuing entity: 333-134691

INDYMAC HOME EQUITY MORTGAGE LOAN
ASSET-BACKED TRUST, SERIES 2006-H4
(Exact name of issuing entity)

Commission File Number of depositor: 333-134691

INDYMAC ABS, INC.

(Exact name of depositor as specified in its charter)

INDYMAC BANK, F.S.B.

(Exact name of sponsor as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation) c/o 155 North Lake Avenue Pasadena, California (Address of principal executive offices)	95-4685267 (I.R.S. Employer Identification No.) 91101 (Zip Code)

(800) 669-2300 (Registrant’s telephone number, including area code) N/A (Former name, former address, if changed since last report)

Exhibit Index located on Page 5

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01.	Other Events.

The Registrant registered issuances of its IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4 securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-134691) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $650,000,000 aggregate principal amount of its IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4 Notes (the “Notes”) on December 21, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated December 11, 2006, as supplemented by the Prospectus Supplement, dated December 20, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below), the Indenture (as defined below) and other operative agreements executed in connection with the issuance of the Notes, a form of which was filed as an exhibit to the Registration Statement. The Notes were sold by the Depositor to Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC and IndyMac Securities Corporation (each, an “Underwriter” and collectively, the “Underwriters”) pursuant to an Underwriting Agreement, dated as of December 12, 2006 (the “Underwriting Agreement”), among the Depositor, IndyMac Bank, F.S.B. and the Underwriters.

The Notes were issued pursuant to an Indenture (the “Indenture”), attached hereto as Exhibit 4.2, dated as of December 21, 2006, between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4, as Issuer (the “Issuer”) and Deutsche Bank National Trust Company, as Indenture Trustee, and are secured by a trust fund (the “Trust Fund”) that consists primarily of a pool of certain adjustable rate first and second lien revolving home equity lines of credit (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $650,002,683 as of December 12, 2006. The Issuer is governed pursuant to an Amended and Restated Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of December 21, 2006, among IndyMac ABS, Inc., as Depositor, Deutsche Bank National Trust Company, as Administrator, and Wilmington Trust Company, as Owner Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(c)	Exhibits. The following are filed as Exhibits to this Report:

1.1

Underwriting Agreement, dated as of December 12, 2006, among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Sponsor, Lehman Brothers Inc., as an Underwriter, Bear, Stearns & Co. Inc., as an Underwriter, Credit Suisse Securities (USA) LLC, as an Underwriter, and IndyMac Securities Corporation, as an Underwriter.

4.1

Amended and Restated Trust Agreement, dated as of December 21, 2006, among IndyMac ABS, Inc., as Depositor, Deutsche Bank National Trust Company, as Administrator, and Wilmington Trust Company, as Owner Trustee.

4.2	Indenture, dated as of December 21, 2006, between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

4.3	MBIA Insurance Corporation’s Financial Guaranty Insurance Policy No. 490190 for the Notes.

10.1

Sale and Servicing Agreement, dated as of December 12, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4, as Issuer, IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Master Servicer, and Deutsche Bank National Trust Company, as Indenture Trustee.

10.2	Mortgage Loan Purchase Agreement, dated as of December 21, 2006, between IndyMac Bank, F.S.B., as Seller, and IndyMac ABS, Inc., as Purchaser.

10.3

Insurance and Indemnity Agreement, dated as of December 21, 2006, among Deutsche Bank National Trust Company, as Indenture Trustee, MBIA Insurance Corporation, as Insurer, IndyMac Bank, F.S.B., as Sponsor, Seller and Servicer, IndyMac ABS, Inc., as Depositor, and IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4, as Issuer.

10.4

Services Agreement, dated as of December 1, 2000, between IndyMac Bank, F.S.B. and Card Management Corporation; First Amendment to Services Agreement, dated as of September 19, 2001, between IndyMac Bank, F.S.B. and Card Management Corporation; Second Amendment to Services Agreement, dated as of October 9, 2003, between IndyMac Bank, F.S.B. and Card Management Corporation; and Third Amendment to Services Agreement, dated as of May 1, 2005, between IndyMac Bank, F.S.B. and Card Management Corporation.

10.5

Administration Agreement, dated as of December 21, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4, as Issuer, Deutsche Bank National Trust Company, as Administrator, Wilmington Trust Company, as Owner Trustee, and IndyMac ABS, Inc., as Depositor.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC ABS, INC.

By:     /s/ Jill Jacobson

Name:	Jill Jacobson
Title:	Vice President

Dated: January 5, 2007

EXHIBIT INDEX

1.1

Underwriting Agreement, dated as of December 12, 2006, among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Sponsor, Lehman Brothers Inc., as an Underwriter, Bear, Stearns & Co. Inc., as an Underwriter, Credit Suisse Securities (USA) LLC, as an Underwriter, and IndyMac Securities Corporation, as an Underwriter.

4.1

Amended and Restated Trust Agreement, dated as of December 21, 2006, among IndyMac ABS, Inc., as Depositor, Deutsche Bank National Trust Company, as Administrator, and Wilmington Trust Company, as Owner Trustee.

4.2	Indenture, dated as of December 21, 2006, between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

4.3	MBIA Insurance Corporation’s Financial Guaranty Insurance Policy No. 490190 for the Notes.

10.1

Sale and Servicing Agreement, dated as of December 12, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4, as Issuer, IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Master Servicer, and Deutsche Bank National Trust Company, as Indenture Trustee.

10.2	Mortgage Loan Purchase Agreement, dated as of December 21, 2006, between IndyMac Bank, F.S.B., as Seller, and IndyMac ABS, Inc., as Purchaser.

10.3

Insurance and Indemnity Agreement, dated as of December 21, 2006, among Deutsche Bank National Trust Company, as Indenture Trustee, MBIA Insurance Corporation, as Insurer, IndyMac Bank, F.S.B., as Sponsor, Seller and Servicer, IndyMac ABS, Inc., as Depositor, and IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4, as Issuer.

10.4

Services Agreement, dated as of December 1, 2000, between IndyMac Bank, F.S.B. and Card Management Corporation; First Amendment to Services Agreement, dated as of September 19, 2001, between IndyMac Bank, F.S.B. and Card Management Corporation; Second Amendment to Services Agreement, dated as of October 9, 2003, between IndyMac Bank, F.S.B. and Card Management Corporation; and Third Amendment to Services Agreement, dated as of May 1, 2005, between IndyMac Bank, F.S.B. and Card Management Corporation.

10.5

Administration Agreement, dated as of December 21, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4, as Issuer, Deutsche Bank National Trust Company, as Administrator, Wilmington Trust Company, as Owner Trustee, and IndyMac ABS, Inc., as Depositor.